SPINDLE

Company Overview

December 2, 2015

LDMICRO


OPEN



Safe Harbor Statement

This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission. We undertake no obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of these forward looking statements to reflect events or circumstances after today's presentation.

Company Snapshot – Spindle (OTCQB: SPDL)

- ✓ **End-to-End Unified Commerce Offering**
  SaaS/Mobile POS, Payments processing, Merchant Solutions, Couponing, Loyalty and Beacons
- ✓ **Highly Scalable Annuity-Like Business Model with Multiple Revenue Verticals**
- ✓ **Management Team Comprised of Industry Veterans with a Historical Track Record of Success**
- ✓ **Clean Balance sheet – No Debt, Low Operating Expenses, Strong Earnings Leverage**
- ✓ **Recent Executed Contracts Position Company at Revenue Inflection Point and Near Term Anticipated Cash Flow Positive**

Stock Price (11/30/15)	$0.18
52-Week Range	$0.13 - $0.80
Shares Outstanding (11/30/15)	52,705,116
Shareholders of Record (11/30/15)	308
Market Capitalization (11/30/15)	$9.5M
Daily Volume (90-day average as of 11/30/15)	20,160
Insider Ownership	12%
Full-time Employees	10

Spindle's Vision

Deliver the best shopping experience
… In-store and Online

Unified Commerce


Consumers
Merchants
Loyalty
Communication
Offers
Payments
National Shopping App
Deals, Offers, Coupons
Social Networking
Loyalty Points
Charitable Giving
Point of Sale
Payment Processing
Web and Mobile Presence
Marketing
Business Services

Spindle Has Three Primary Revenue Streams

Merchant Processing

- Spindle is an ISO (Independent Sales Organization) that offers card-present processing for brick and mortar merchants, integrated E-commerce, and ACH payment processing.
- We offer aggregation services under a Payment Facilitator model which targets specific business segments with sub-merchants processing under $200K annual volume.

Yowza!! Point-Of-Sale (POS)

- Full service embedded Point of Sales, marketing in a cloud-based central management console (e.g., tablet) for small, medium and larger merchants. Spindle sells services in a SaaS subscription model.

Yowza!! Content Marketing / Advertising

- Yowza!! is a 6 year old Affiliate publisher focused primarily on in-store offers and promotions. Recently released Yowza!! expanded to include on-line offers. We receive commissions for affiliate sales.
- Yowza!! Sells direct advertising to businesses with our largest being Big 5 Sporting Goods, and is focused on expanding to about 10 local markets in 2016. Spindle receives fees for recurring subscription, commissions, and performance advertising.

Anticipated 2016 Revenue

- **Based on contracts previously announced, Spindle currently anticipates approximately $2.5-3.0 Million in revenue in 2016. We believe this revenue in combination with our current low operating expenses, will bring us to a cash flow positive position in approximately first quarter 2016.**

Management Team



William Clark, CEO 25+ years of executive experience, former General Manager of Wireless Products, Head of Emerging Technologies, and Product Development at First Data. EVP and General Manager Apriva. He pioneered the delivery and sales of emerging technologies in a wide range of markets such as Internet banking, electronic bill presentment, web based merchant services, and mobile acquiring products.



Antone Biondo, EVP and Chief Sales Officer has been an innovator in advertising, marketing and sales for over a decade having received various awards for achievement. During his first year at First Data, he ranked as high as #1 in achievement of quota out of 1000 sales associates. He has also held previous positions at Marketing Edge, Yellow Book, and Paychex.



Marie Foster, Engagement Strategy – Founder and CEO of SigMar Solutions - 15 years of developing loyalty programs across all industries. President of SkyMall Ventures the Loyalty division for clients such as Marriott Rewards, Caesars Entertainment, Merrill Lynch, Bank of America, Capital One, and Lufthansa Airlines. Through her work with Fortune 1000 companies her clients leveraged non-core rewards such as merchandise, gift cards, experiences and instant rewards to strengthen consumer engagement.



Tony VanBrackle, Consultant - Managing member of Payment Ventures, LLC, an investment firm that specializes in the mobile commerce and payment sectors. Board member for Phoenix Managed Networks, Vest Financial Inc., Cardflight, Alpha Rank, Inc., and MicroVentures. Past chairman of the board for several industry-leading businesses, including Electronic Check Alliance Processing, Smart Pay Solutions, and Solveras, which he founded and sold to TransFirst.

Unified Commerce Services

Spindle delivers mission-critical business services to small-to-medium sized businesses

- Payment Processing
- Yowza!! Local Mobile/Social Marketing
- Yowza!! POS Point of Sale Services
- Yowza!! Points Rewards and Loyalty



CMS
WEB SITE
PRODUCTS UPLOADS
INVENTORY MANAGEMENT
Unified Commerce Services Chain
POINT-OF-SALE
MARKETING TOOLS
DELIVERY
SOCIAL MEDIA
MERCHANTS REPORTS
M-COMMERCE

Unified Commerce Solution Suite

Yowza!! POS - Point-of-Sale Platform





Yowza!! Shopping App – Consumer Engagement



Yowza!! Local - Marketing Tools


PRWeb
Local.com
YAHOO!
yelp
Google
Citysearch
craigslist.com
facebook
YouTube
Broadcast Yourself
backpage.com
LinkedIn
bing
digg
Blogger
superpages.com
msn

Yowza!! Points – Loyalty / Redemption Mall

New: 1Q2016


POINTS REDEMPTION MERCHANT
help
WORLDWIDE

Yowza!! In-Store Consumer Shopping App

- On average, Americans spend 119 minutes per day on mobile devices, and check them once every 6.5 minutes or 150 times per day!! CMO council: 2015
- Mobile coupon redemption rate is typically **10x** that of paper coupons. FUN Mobility 2015
- **79%** of smartphone users found it useful to download mobile coupons to their phones. Internet Retailer 2015

% of US consumers with Smartphones:



64%
71%
77%
81%
2012
2013
2014
2015



11:06 AM
Offers
larson florists
Advance Auto Parts
Realty Executives Pre...
FastFrame
Realty Executives
ReMax Fine Properties
Integrative Veterinarian

The NEW Yowza!! On-line Offers Site


Yowza!!
Home
Local Offers
Black Friday
SIGN IN
SIGN UP
I am searching for Pizza
In Scottsdale
Search
I am Looking For
FOOD & DINING
AUTOMOTIVE
HEALTH & BEAUTY
HOME & GARDEN
RETAIL SHOPPING
ENTERTAINMENT & ARTS
TRAVEL & LODGING
PETS & ANIMALS
LEGAL & FINANCIAL
KIDS & BABY
TARGET
TARGET
Check Out The Deals at Target!
Black Friday
View All
Foot Locker
Foot Locker
Black Friday Markdowns
NORDSTROM rack
Nordstrom Rack
Shop Black Friday Deals
macy's
Macy's Incorporated
Extra 20% off Black Friday Sale
PUMA
Puma
Black Friday Sale at PUMA

- Yowza!! - Products and services for purchase on-line
- National and local offers, searchable at geo-located stores and outlets
- Integrated coupon sleeve to move offers between mobile app and online site
- Continually adding new offers

Yowza!! with Beacons

Yowza!! delivers an easy configuration and launch process integrated with the marketing platform so that communications and offers can be queued and sent based on proximity rules and criteria.



Yowza!!
45
3,240
6,548
$16,500
Beacon Statistics



- Proximity to store (GPS)
- Proximity to product (Beacons)
- Campaign parameters such as date, time, targeted geolocations, and more
- Messages and content can be pushed to customers based on distance from beacon and time in the beacon coverage area
- Messages can be sent to alert a merchant when a customer enters a beacon coverage area

SaaS Based Point-of-Sale Solutions

- Multi-channel processing capability
  - Yowza POS
  - Ecommerce
  - SDK
  - Mobile POS
  - Virtual Terminal
  - Proprietary
- Key strength of Spindle is:
  - Streamlined payment processing platform
  - Single customer interface for all channels and payment types
  - Instant boarding
  - Full underwriting for accounts of any size, small to large







Affordable Solution For A Variety Of Verticals





Retail Stores

Build customer relationships and manage your inventory



Figure out which products are hot and which are not! Pull product reports and even set re-order points. Manage your entire inventory centrally.

Servicing

Maintenance, schedule and bill customers effortlessly



Schedule jobs, assign employees and billings. Servicing is easy, and your customer will be in and out quickly!

Salons & Spas

Save time and avoid double booking with new system



Lots of customers to keep track of? Now schedule appointments more easily, give commissions to your employees and ring up products on the POS screen!

Cafes & Delis

Quick service, made quicker with the cloud!



Speedy transaction with smooth Point of Sale for your business. Enhance your sales with effective new software.

Payment Processing And Aggregation Services

Fully Compliant, PCI Certified, Payment Facilitator Platform, Gateway

Single Platform

- Provide merchants with access to transactions services
  - Visa, MasterCard, American Express, Discover, Diners, and JCB
  - ACH and direct debit services
- Use of any access method permits single sign-on to account transactions
- Significantly reduced underwriting costs with stratified underwriting decisions via a streamlined merchant application process

Ease of Use

- Quick boarding helps channels effectively compete for merchant business and generates immediate ongoing revenue for Spindle
- Integrated software partners can bundle payment services in their product and offer a single solution direct to merchants
- Spindle products can be private branded or sold under the Yowza!! brand
- Full solution or API Spindle offers completive solutions and pricing.

Strong Mobile and Point of Sale Interface

- Spindle offers Mobile, Web, and Developer API access to our secure and fully compliant processing platform
- Yowza!! mobile marketing platform enable merchants to:
  - Send offers
  - Accept coupons
  - Accept mobile payments
  - Engage mobile consumers
- Spindle offers a boarding and cost structure comparable and competitive with other mobile suppliers

Network Brands

The Complete Package

Spindle offers a variety of solution options to fit any merchant. Solutions can be purchased as a package or separately.

	Mobile PoS	Payments Processing	Merchant Discovery	White Labeling	Beacon	Coupons
Large			✓	✓	✓	✓
Mid	✓	✓	✓		✓	✓
Small	✓	✓	✓			✓
Manufacturer					✓	✓

Go To Market Strategy

- Our market development approach is to drive sales direct to merchants and increase downloads by consumers
  - Merchant Sales
    - Direct sales through w-2 and 1099 agents
      - Phoenix, Minneapolis, Southern California
    - Outbound call center program
    - Resellers are Value Added Resellers (VARs), Independent Service Vendors (ISVs), technology suppliers, advertising suppliers, and affiliates
  - Consumer Downloads – Channel marketing, advertising, grass roots programs, email, merchants, and social outreach

Thank You